Exhibit 10.46
EXECUTION COPY
NINTH AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS NINTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 29, 2009, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the “Administrator”).
RECITALS
     1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendment to the Agreement. Schedule II to the Agreement is hereby amended and restated in its entirety as attached hereto.
     3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
     (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrator receives each of the following: (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (ii) counterparts of that certain Sixth Amendment to Lock-Box Service Agreement, dated as of the date hereof, among the Seller, the Servicer, the Administrator and each Purchaser Agent (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (iii) counterparts of that certain First Amendment to Lockbox Service Agreement, dated as of the date hereof, among the Seller, the Servicer, the Administrator and each Purchaser Agent (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion and (iv) such other agreements, documents and instruments as the Administrator shall request.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     7. Governing Law; Jurisdiction.
     7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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2

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Daniel A. Brailer
Name:	Daniel A. Brailer
Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer

By:	/s/ Daniel A. Brailer
Name:	Daniel A. Brailer
Title:	Treasurer
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

WACHOVIA CAPITAL MARKETS, LLC,
as Administrator

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

THE CONDUIT PURCHASERS AND THE
PURCHASER AGENTS:

MARKET STREET FUNDING LLC (as successor
to Market Street Funding Corporation),
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Market Street Funding LLC

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Conduit Purchaser

By:	/s/ James DeSantis
Name:	James DeSantis
Title:	Its Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION, as Purchaser Agent for General
Electric Capital Corporation

By:	/s/ James DeSantis
Name:	James DeSantis
Title:	Its Duly Authorized Signatory
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

VARIABLE FUNDING CAPITAL COMPANY
LLC, as a Conduit Purchaser

By:	Wachovia Capital Markets, LLC,
as Attorney in Fact

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Purchaser Agent for
Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

FIFTH THIRD BANK, as a Conduit Purchaser

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street
Funding LLC

By:	/s/ David B. Thayer
Name:	David B. Thayer
Title:	Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

FIFTH THIRD BANK, as a Related Committed
Purchaser for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Related Committed
Purchaser for General Electric Capital Corporation

By:	/s/ James DeSantis
Name:	James DeSantis
Title:	Its Duly Authorized Signatory
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Related Committed Purchaser
for Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President
NINTH AMENDMENT
TO WESCO 2ND A&R RPA

SCHEDULE II
LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

Lock-Box	Bank	Title	Account
642728	XXX Bank	Control Corp. of America	XXXX5943
641447	XXX Bank	Pittsburgh Lockbox	XXXX5943
643582	XXX Bank	Liberty Electric Inc.	XXXX5943
642432	XXX Bank	Hamby Young	XXXX5943
642526	XXX Bank	Coghlin (CCA NE)	XXXX5943
642565	XXX Bank	Bruckner Supply	XXXX7857
676814	XXX Bank	Carlton Bates TX	XXXX5943
676780	XXX Bank	Brown Electric	XXXX5943
676504	XXX Bank	Bruckner International	XXXX5943
676182	XXX Bank	Carlton-Bates	XXXX5943
771751	XXX Bank	WESCO Distribution Inc	XXXX5943
802578	XXX Bank	WESCO Distribution Inc	XXXX5943
773154	XXX Bank	Fastec	XXXX5943
825089	XXX Bank	Bala cynwyd	XXXX5943
827765	XXX Bank	Avon Division	XXXX5943
910465	XXX Bank	WESCO Distribution Inc	XXXX5943
530409	XXX Bank	Int’l Structures	XXXX5943
534529	XXX Bank	Monti Electric	XXXX5943
773462	XXX Bank	Communications Supply Corp	XXXX0783
773453	XXX Bank	Liberty Wire & Cable	XXXX0767
644420	XXX Bank	Calvert Wire Cable	XXXX0775
644430	XXX Bank	CBC Connect	XXXX5943
633718	XXX Bank	WESCO Distribution Inc	XXXX7712
92488	XXX Bank	WESCO Receivables Corp. for the benefit of Wachovia Capital Markets, LLC, as Administrator for and on behalf of certain parties	XXXX6685
931649	XXX Bank	WESCO Receivables Corp. for the benefit of Wachovia Capital Markets, LLC, as Administrator for and on behalf of certain parties	XXXX0407
92489	XXX Bank	WESCO Receivables Corp. for the benefit of Wachovia Capital Markets, LLC, as Administrator for and on behalf of certain parties	XXXX6677

Sch. II-1

Lock-Box	Bank	Title	Account
3050	XXX Bank	WESCO Receivables Corp. for the benefit of Wachovia Capital Markets, LLC, as Agent for and on behalf of certain parties	XXXX5408
3187	XXX Bank	WESCO Receivables Corp. for the benefit of Wachovia Capital Markets, LLC, as Agent for and on behalf of certain parties	XXXX4545

Sch. II-2